Summary Prospectus and Prospectus Supplement

Sustainable Equity Fund
Summary Prospectus and Prospectus dated March 1, 2021
American Century® Sustainable Equity ETF
Summary Prospectus and Prospectus dated January 1, 2021

Supplement dated July 23, 2021

The changes below will be effective as of September 1, 2021.
Gregory J. Woodhams, CFA, Co-CIO, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has announced his plans to retire on December 31, 2021. As a result, he will no longer serve as a portfolio manager for the funds effective September 1, 2021.

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